UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 23, 2020

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07     Submission of Matters to a Vote of Security Holders.

Franklin Covey Co. (the Company) held its Annual Meeting of Shareholders on Friday, January 24, 2020.  For more information on the following proposals, refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 19, 2019, the relevant portions of which are incorporated herein by reference.  The matters voted on and the results of the votes are as follows:

1.
The following nominees for Director were elected.  Each person elected will serve until the next annual meeting of shareholders (except as discussed below) or until such person’s successor is elected and qualified.

Nominee	Number of Votes Cast For	Number of Votes Withheld	Broker Non-Votes
Anne H. Chow	6,372,528	3,616,746	3,215,887
Clayton M. Christensen	9,811,827	177,447	3,215,887
Michael Fung	9,966,720	22,554	3,215,887
Dennis G. Heiner	9,645,096	344,178	3,215,887
Donald J. McNamara	9,925,862	63,412	3,215,887
Joel C. Peterson	9,911,262	78,012	3,215,887
E. Kay Stepp	9,719,758	269,516	3,215,887
Derek C.M. van Bever	9,968,916	20,358	3,215,887
Robert A. Whitman	9,859,727	129,547	3,215,887

2.
The advisory vote for the approval of executive compensation as described and presented in the Compensation Discussion and Analysis of the Company’s Proxy Statement was approved with 9,967,624 votes in favor; 17,174 votes against; and 4,476 abstentions.  The number of broker non-votes was 3,215,887.

3.
The ratification of the appointment of Deloitte & Touche, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2020 was approved with 13,187,818 votes cast in favor; 16,349 votes against; and 994 abstentions.  There were no broker non-votes for this proposal.

Item 8.01     Other Events

On January 23, 2020, Dr. Clayton M. Christensen, a member of the Company’s Board of Directors passed away.  The Company wishes to express its sincere appreciation to Dr. Christensen and his family for his service and valuable contributions to the Company and Board of Directors over the past 16 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	January 27, 2020	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer